

                                   SCHEDULE I


PARTNERSHIP                                    JOHN M. LUMMIS

     Date         Price       Quantity             Date         Price      Quantity
    10/24/2003     $ 45.74         2,400         10/24/2003      --           --
                   $ 45.78         1,200
                   $ 45.80         2,900
                                                            -------------------------
                   $ 45.81         1,600                             $ -           -
                                                            =========================
                   $ 45.82           100
                   $ 45.83         1,900
                   $ 45.84         2,500
                   $ 45.91           300
                   $ 45.94         3,100

               --------------------------
Total              $ 45.83        16,000
               ==========================



    10/27/2003     $ 45.70         1,279         10/27/2003      $ 45.52         600
                   $ 45.74           700                         $ 45.53         400
                   $ 45.75         1,100                         $ 45.54         600
                                                                 $ 45.55         800
               --------------------------
Total              $ 45.73         3,079                         $ 45.56       5,000
               ==========================
                                                                 $ 45.58       2,400
                                                                 $ 45.60         100
                                                                 $ 45.61         500
                                                                 $ 45.62         300
                                                                 $ 45.63       2,600

                                                            -------------------------
                                               Total             $ 45.58      13,300
                                                            =========================